Exhibit 10.1

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of April 18, 2012 by and among GUNDLE/SLT ENVIRONMENTAL, INC., a Delaware corporation (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement dated as of May 27, 2011 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested an additional term loan from certain Lenders and, in connection therewith, that Agent and Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, such Lenders are willing to make such additional term loan available to Borrower and Agent and the Lenders signatory hereto are willing to amend the Credit Agreement in certain respects, in each case, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement.  Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

a. Section 1.1 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

"(a) The Initial Term Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender with a (i) Closing Date Term Loan Commitment severally and not jointly agrees to lend to the Borrower on the Closing Date, the amount set forth opposite such Lender’s name in Schedule 1.1(a) under the heading “Closing Date Term Loan Commitment” (such amount, as the same may be terminated in accordance with the terms of this Agreement, being referred to herein as such Lender’s “Closing Date Term Loan Commitment”) and (ii) Third Amendment Term Loan Commitment severally and not jointly agrees to lend to the Borrower on the Third Amendment Effective Date, the amount set forth opposite such Lender’s name in Schedule 1.1(a) under the heading “Third Amendment Term Loan Commitment” (such amount, as the same may be terminated in accordance with the terms of this Agreement, being referred to herein as such Lender’s “Third Amendment Term Loan Commitment”; the Closing Date Term Loan Commitment and the Third Amendment Term Loan Commitment are referred to herein collectively as such Lender's "Initial Term Loan Commitment").  Amounts borrowed under subsection 1.1(a)(i) are referred to as the "Closing Date Term Loans" and amounts borrowed under subsection 1.1(a)(ii) are referred to as the "Third Amendment Term Loans" (Third Amendment Term Loans and Closing Date Term Loans are each sometimes referred to individually as an "Initial Term Loan" and collectively as the “Initial Term Loans”).  Once prepaid or repaid, Initial Term Loans may not be reborrowed. On the Closing Date and after giving effect to the making of the Closing Date Term Loans on such date, and on the Third Amendment Effective Date and after giving effect to the making of the Third Amendment Term Loans on such date, the Closing Date Term Loan Commitment and the Third Amendment Term Loan Commitment of each Lender, as applicable, shall, respectively, terminate."

b. Subsection 1.8(a) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting the following therefor:

“(i) Scheduled Initial Term Loan Payments.  The principal amount of the Initial Term Loans shall be paid in installments (as adjusted as provided herein by any prior prepayments of principal of Initial Term Loans) on the dates and in the respective amounts shown below:

Date of Payment	Amount of Initial Term Loan Payment
The last Business Day of the Fiscal Quarter ending June 30, 2012	$392,500
The last Business Day of the Fiscal Quarter ending September 30, 2012	$392,500
The last Business Day of the Fiscal Quarter ending December 31, 2012	$392,500
The last Business Day of the Fiscal Quarter ending March 31, 2013	$392,500
The last Business Day of the Fiscal Quarter ending June 30, 2013	$392,500

Date of Payment	Amount of Initial Term Loan Payment
The last Business Day of the Fiscal Quarter ending September 30, 2013	$392,500
The last Business Day of the Fiscal Quarter ending December 31, 2013	$392,500
The last Business Day of the Fiscal Quarter ending March 31, 2014	$392,500
The last Business Day of the Fiscal Quarter ending June 30, 2014	$392,500
The last Business Day of the Fiscal Quarter ending September 30, 2014	$392,500
The last Business Day of the Fiscal Quarter ending December 31, 2014	$392,500
The last Business Day of the Fiscal Quarter ending March 31, 2015	$392,500
The last Business Day of the Fiscal Quarter ending June 30, 2015	$392,500
The last Business Day of the Fiscal Quarter ending September 30, 2015	$392,500
The last Business Day of the Fiscal Quarter ending December 31, 2015	$392,500
The last Business Day of the Fiscal Quarter ending March 31, 2016	$392,500
Initial Term Loan Maturity Date	$149,707,500

The final scheduled installment of the Initial Term Loans on the Initial Term Loan Maturity Date shall, in any event, be in an amount equal to the entire remaining principal balance of the Initial Term Loans.  Each of the installment payments of the Initial Term Loans under this subsection 1.8(a)(i) shall be subject to increase as, and to the extent, provided in Section 1.12."

c. Section 4.10 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

“(a)           The Borrower shall use the proceeds of the Initial Term Loans (other than the Third Amendment Term Loans) solely to refinance on the Closing Date, Prior Indebtedness and to pay fees, costs and expenses in connection with the Transactions and shall use the proceeds of the Third Amendment Term Loans solely to repay in full on the Third Amendment Effective Date the aggregate amount of all unpaid Second Lien Indebtedness (including all principal, fees and prepayment penalties in connection therewith) outstanding as of the Third Amendment Effective Date and to pay fees, costs and expenses in connection with the consummation of the Third Amendment Term Loan.”

d. Section 5.10 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of subsection (D) thereof, (ii) deleting the period at the end of subsection (E) thereof and substituting "; and" therefor and (iii) adding to the end of such Section the following new subsection (F):

"(F)  Notwithstanding anything to the contrary set forth in this Section 5.10, the Borrower may prepay in full the aggregate amount of all unpaid Second Lien Indebtedness (including all principal, fees and prepayment penalties in connection therewith) on the Third Amendment Effective Date with the proceeds of the Third Amendment Term Loans."

e. Section 6.1 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following therefor:

“(a)           The Credit Parties and their Subsidiaries shall not make or commit to make Capital Expenditures (excluding, in any event, to the extent constituting Capital Expenditures, the purchase price for the Poly America Assets) for any Fiscal Year (including, in the case of the Fiscal Year ending December 31, 2011, with respect to the period prior to the Closing Date) set forth below in excess of the amount set forth in the table below with respect to such Fiscal Year:

Fiscal Year Ending	Capital Expenditure Limitation
December 31, 2011	$17,500,000
December 31, 2012	$11,250,000
December 31, 2013	$11,250,000
December 31, 2014	$11,250,000
December 31, 2015	$5,000,000
December 31, 2016	$3,000,000"

f. Section 11.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in applicable alphabetical order:

Closing Date Term Loan                                                                           1.1(a)
Closing Date Term Loan Commitment                                                    1.1(a)
Third Amendment Term Loan                                                                  1.1(a)
Third Amendment Term Loan Commitment                                           1.1(a)

g. Section 11.1 of the Credit Agreement is hereby amended by deleting the definition of "Aggregate Term Loan Commitment" set forth therein in its entirety and substituting the following therefor:

“Aggregate Term Loan Commitment” of any Tranche of Term Loans means the combined Term Loan Commitments of such Tranche of the Lenders with Commitments in respect thereof, as such amount may be reduced from time to time pursuant to this Agreement.  The Aggregate Term Loan Commitment in respect of the Closing Date Term Loan Commitments on the Closing Date shall be $135,000,000 and in respect of the Third Amendment Term Loan Commitments on the Third Amendment Effective Date shall be $22,000,000, as each such amount may be reduced from time to time pursuant to this Agreement.

h. Section 11.1 of the Credit Agreement is hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

"Poly America Assets" means the equipment and other assets purchased by GSE Lining Technology, LLC pursuant to and in accordance with the Poly America Purchase Agreement, including any improvements and/or refurbishments to such equipment and other assets.

"Poly America Purchase Agreement" means that certain Asset Purchase Agreement dated as of March 12, 2012 by and among Poly-America, L.P. and Poly-Flex, Inc., as sellers and GSE Lining Technology, LLC, as buyer.

“Third Amendment Effective Date” means April 18, 2012.

i. Schedule 1.1(a) of the Credit Agreement is hereby amended by (i) deleting the column heading "Commitment" set forth therein and substituting therefor "Closing Date Term Loan Commitment" and (ii) supplementing such schedule with the Third Amendment Term Loan Commitments and other information attached hereto as Exhibit A.

3. Conditions.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent:

a. the execution and delivery to Agent of this Amendment by each Credit Party, Agent, Required Lenders and each Lender providing a Third Amendment Term Loan;

b. the execution and delivery to Agent of each of the documents, instruments, certificates and agreements set forth on the Closing Agenda attached hereto as Exhibit B;

c. payment by Borrower to Agent of a fully-earned, non-refundable amendment fee equal to (i) for the benefit of each applicable Lender that has delivered and released to Agent its executed signature page to this Amendment on the date hereof (each such Lender, a “Consenting Lender”), 0.25% of the sum of (x) Revolving Loan Commitment of each such Lender and (y) the outstanding principal amount of the Closing Date Term Loan held by each Consenting Lender on the date hereof, and (ii) for the benefit of each Lender that has made available to Borrower all or a portion of the Third Amendment Term Loan 1.25% of the principal amount of the Third Amendment Term Loan held by such Lender;

d. Agent shall have received a fully executed pay-off letter reasonably satisfactory to Agent confirming that all Obligations (as defined in the Second Lien Credit Agreement) owing by any Credit Party in respect of the Second Lien Credit Agreement have been repaid in full and such UCC (or equivalent) termination statements, mortgage releases, releases of assignments of leases and rents, releases of security interests in Intellectual Property and other instruments, in each case in proper form for recording or filing as Agent shall have reasonably requested to release and terminate of record the Liens securing the Second Lien Credit Agreement;

e. the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

f. no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Amendment.

4. Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

a. the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

b. such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

c. such Credit Party  has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

d. the execution, delivery and performance by such Credit Party of this Amendment and the Credit Agreement, as amended hereby, and the incurrence of the additional indebtedness, liabilities and other obligations of such Credit Party hereunder have been duly authorized by all necessary action;

e. this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

f. the execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

g. no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

5. Post-Closing Obligations.  Borrower and the other Credit Parties shall deliver, or cause to be delivered, to the Agent no later than sixty (60) days following the date hereof (or such later date as Agent may reasonably agree) binding and effective date down endorsements or an executed "nothing further letter" (as applicable in each relevant jurisdiction) from the applicable title company for the existing loan policies of title insurance obtained by the Credit Parties in favor of Agent for each of the following locations:  (i) 19103 Gundle Road, Houston, TX 77073, (ii) 3150 First Avenue, Spearfish, SD 57783 and (iii) 1245 Eastland Avenue, Kingstree, SC 29556, which such date down endorsements and letters shall be in form and substance reasonably satisfactory to Agent.

6. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

7. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

9. Further Assurance.  Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

10. Governing Law and Jurisdiction.

(a)           Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b)           Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c)           Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein).  Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d)           Non-Exclusive Jurisdiction.  Nothing contained in this Section 10 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e)           Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS
AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

11. Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

12. Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

GUNDLE/SLT ENVIRONMENTAL, INC.

By:           /s/ William F. Lacey
Name:      William F. Lacey
Title:        Executive Vice President, Chief Financial
Officer

CREDIT PARTIES:

GSE HOLDING, INC.

By:           /s/ William F. Lacey
Name:      William F. Lacey
Title:        Executive Vice President, Chief Financial
Officer

GSE LINING TECHNOLOGY, LLC

By:           /s/ William F. Lacey
Name:      William F. Lacey
Title:        Executive Vice President, Chief Financial
Officer

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:           /s/ Richard B. Davidson
Name:      Richard B. Davidson
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GE CAPITAL FINANCIAL INC., as a Lender

By:           /s/ Woodrow Broaders Jr.
Name:      Woodrow Broaders Jr.
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES FINANCE LLC, as a Lender

By:           /s/ E. Joseph Hess
Name:      E. Joseph Hess
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as a Lender

By:           /s/ Paul J. Loomis
Name:      Paul J. Loomis
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN FUNDING LLC, as a Lender

By:           /s/ E. Joseph Hess
Name:      E. Joseph Hess
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

FIFTEENTH INVESTMENT SPONSOR LIMITED, as a Lender

By:      /s/ Richard B. Davidson
Name: Richard B. Davidson
Title:   Vice President, Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

PENNANTPARK FLOATING RATE FUNDING I, LLC, as a Lender

By:      /s/ Arthur Penn
Name: Arthur Penn
Title:   CEO

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

NATIONWIDE LIFE INSURANCE COMPANY, as a Lender

By:      /s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title:   Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

WELLPOINT, INC., as a Lender

By: Whippoorwill Associates, Inc., its agent and authorized signatory

By:      /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

WHIPPOORWILL OFFSHORE DISTRESSED OPPORTUNITY FUND, LTD., as a Lender

By: Whippoorwill Associates, Inc., its agent and authorized signatory

By:      /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

WHIPPOORWILL DISTRESSED OPPORTUNITY FUND, L.P., as a Lender

By: Whippoorwill Associates, Inc., its agent and authorized signatory

By:      /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

WHIPPOORWILL ASSOCIATES, INC. PROFIT SHARING PLAN, as a Lender

By: Whippoorwill Associates, Inc., its agent and authorized signatory

By:      /s/ Steven K. Gendal
Name: Steven K. Gendal
Title:   Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GARRISON FUNDING 2010-1 LLC, as a Lender

By: Garrison Investment Group LP, its collateral manager

By:      /s/ Brian Chase
Name: Brian Chase
Title:   Chief Operating Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ING CAPITAL LLC, as a Lender

By:       /s/ Andrew C. Sepe
Name: Andrew C. Sepe
Title:   Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

FIFTH STREET FINANCE CORP., as a Lender

By:      /s/ Ivelin M. Dimitrov
Name: Ivelin M. Dimitrov
Title:   Chief Investment Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2006-1, LTD., as a Lender

Managed by Tricadia Loan Management LLC

By:      /s/ Ro Toyoshima
Name: Ro Toyoshima
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

TELOS CLO 2007-2, LTD., as a Lender

Managed by Tricadia Loan Management LLC

By:      /s/ Ro Toyoshima
Name: Ro Toyoshima
Title:   Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD., as a Lender

By: Black Diamond CLO 2006-1 Adviser, L.L.C., as its Collateral Manager

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC GROUP CDO FUND VIII, LIMITED, as a Lender

By: GSC Acquisition Holdings, L.L.C., its Collateral Manager

By: GSC Manager, LLC, in its capacity as Manager

By: Black Diamond Capital Management, L.L.C., in its capacity as Member

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC PARTNERS CDO FUND VII, LIMITED, as a Lender

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC Manager, LLC, in its capacity as Manager

By: Black Diamond Capital Management, L.L.C., in its capacity as Member

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

BLACK DIAMOND CLO 2005-1 LTD., as a Lender

By: Black Diamond CLO 2005-1 Adviser, L.L.C., as its Collateral Manager

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

BLACK DIAMOND CLO 2005-2 LTD., as a Lender

By: Black Diamond CLO 2005-2 Adviser, L.L.C., as its Collateral Manager

By:       /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSC CAPITAL CORP. LOAN FUNDING 2005-1, as a Lender

By: GSC Acquisition Holdings, L.L.C., as its Collateral Manager

By: GSC Manager, LLC, in its capacity as Manager

By: Black Diamond Capital Management, L.L.C., in its capacity as Member

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MAIN STREET CAPITAL CORPORATION, as a Lender

By:      /s/ Rodger Stout
Name: Rodger Stout
Title:   Senior Vice President

EXHIBIT A

Revised Schedule 1.1(a)

Term Loan Commitments*

Lender	Third Amendment Term Loan Commitment
General Electric Capital Corporation	$22,000,000
TOTALS	$22,000,000

*The Initial Term Loan Commitment of each Lender shall equal the sum of the Third Amendment Term Loan Commitment and the Closing Date Term Loan Commitment of such Lender.

EXHIBIT B

Closing Agenda

I.           LOAN DOCUMENTS

1.	Fee Letter

2. Notice of Borrowing

Exhibit A                      -           Funds Flow Memorandum

II.           COLLATERAL DUE DILIGENCE

3.	Pre-Closing Lien Search Reports in respect of each Credit Party from its respective jurisdiction of organization

III.           ORGANIZATIONAL DOCUMENTS

4.	Officer’s Certificate of Holdings, including certification as to no change to Organization Documents

Exhibit A	- Resolutions
Exhibit B	- Incumbency Signatures
Exhibit C	- Certificate of Good Standing to do Business in DE

5.	Officer’s Certificate of Borrower, including certification as to no change to Organization Documents

Exhibit A	- Resolutions
Exhibit B	- Incumbency Signatures
Exhibit C	- Certificate of Good Standing to do Business in DE

6.	Officer’s Certificate of GSE Lining Technology, LLC, including certification as to no change to Organization Documents

Exhibit A	- Resolutions
Exhibit B	- Incumbency Signatures
Exhibit C	- Certificate of Good Standing to do Business in [DE]

IV.           LEGAL OPINIONS

7.	Opinion of Credit Parties’ Counsel re: Third Amendment and related Loan Documents (Kirkland & Ellis LLP), addressed to Agent and the Lenders

VI.           DEBT REPAYMENT DOCUMENTS

8.	Payoff Letter from Second Lien Agent, on behalf of Second Lien Lenders, with respect to the Second Lien Indebtedness

9.	UCC Termination Statements in respect of Second Lien Indebtedness Liens:

Name	Secured Party	Jurisdiction	Date of Filing	Original Filing No.	Termination Filing No. & Date
Gundle/SLT Environmental, Inc.	Jefferies Finance LLC	DE SOS
GSE Holding, Inc.	Jefferies Finance LLC	DE SOS
GSE Lining Technology, LLC	Jefferies Finance LLC	DE SOS

10.	Mortgage releases in respect of Second Lien Indebtedness Liens:

Name	Secured Party	Jurisdiction	Date of Filing	Original Filing No.	Termination Filing No. & Date
GSE Lining Technology, LLC	Jefferies Finance LLC	Harris County, TX	9/13/2011	20110385760
GSE Lining Technology, LLC	Jefferies Finance LLC	Williamsburg County, SC	9/07/2011	201100002034
GSE Lining Technology, LLC	Jefferies Finance LLC	Lawrence County, SD	8/30/2011	2011-03677

11.	Intellectual Property releases in respect of Second Lien Indebtedness Liens